UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 27, 2026

Datavault AI Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38608	30-1135279
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Commerce Square, 2005 Market Street, Suite 2400, Philadelphia, PA	19103
(Address of Principal Executive Offices)	(Zip Code)

(408) 627-4716

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or former address if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DVLT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously announced on December 29, 2025, the board of directors (the “Board”) of Datavault AI Inc. (“Datavault”) declared a dividend (the “Distribution”) of warrants (the “Warrants”) to purchase shares of Datavault common stock, par value $0.0001 per share (the “Common Stock”), to eligible record holders of Common Stock and other equity securities of Datavault that have certain contractual rights to participate in the Distribution (collectively, the “Record Holders”), in each case as of the close of business on January 7, 2026 (the “Record Date”). The eligible Datavault securities held by the Record Holders as of the Record Date are collectively referred to herein as the “Datavault Securities.”

The Warrants were issued on February 27, 2026 (the “Distribution Date”), pursuant to a Warrant Agreement, dated as of the Distribution Date, by and between Datavault and VStock Transfer, LLC, on the basis of one (1) Warrant for every sixty (60) shares of Common Stock held (or, for Datavault Securities other than Common Stock, shares of Common Stock underlying such Datavault Securities (“Common Stock Equivalents”) held, subject to the contractual terms of such securities) by such holders as of the Record Date. Record Holders holding fewer than sixty (60) shares of Common Stock (or Common Stock Equivalents) as of the Record Date were not entitled to receive any Warrants. Record Holders holding more than sixty (60) shares of Common Stock (or Common Stock Equivalents) as of the Record Date in increments of other than sixty (60) shares were entitled to receive such number of Warrants as is determined by dividing the number of shares of Common Stock (or Common Stock Equivalents) held by each such holder as of the Record Date by sixty (60) (rounding down to the nearest increment of sixty (60) shares). For example, a Record Holder holding one hundred and twenty-five (125) shares of Common Stock as of the Record Date was only entitled to receive two (2) Warrants (i.e., one (1) Warrant in respect of each sixty (60) shares of Common Stock (or Common Stock Equivalents) held as of the Record Date).

Each Warrant entitles the holder thereof to purchase, subject to certain conditions specified in the Warrants, one (1) share of Common Stock (each, a “Warrant Share”) at an exercise price of $5.00 per share (subject to adjustment for recapitalizations, stock splits, stock dividends and similar types of transactions), at any time and from time to time following the Distribution Date until expiration of the Warrants, which expiration shall be the date that is the one (1) year anniversary of the Distribution Date.

The exercise of the Warrants is conditioned upon the requirement that the applicable beneficial owner thereof holds one (1) Dream Bowl Meme Coin II token per Warrant requested to be exercised and each such Dream Bowl Meme Coin II token is held in a digital wallet validly created and subsisting with Datavault in a Datavault account (which conditions will be subject to verification by Datavault). Datavault has made separate announcements and filings with the Securities and Exchange Commission (the “SEC”) regarding the Dream Bowl Meme Coin II tokens and investors are encouraged to read such announcements and filings for more information regarding such tokens.

The foregoing description of the Warrants is a summary only, does not purport to be complete and is qualified in its entirety by reference to the full text of the Form of Warrant, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated into the Registration Statement (as defined below) and the Prospectus (as defined below) by reference.

In connection with the Distribution, on February 27, 2026, Datavault filed a prospectus supplement (“Prospectus Supplement”) to its effective shelf registration statement on Form S-3, which was originally filed with the SEC on July 7, 2025, as amended, and was declared effective by the SEC on July 9, 2025 (File No. 333-288538) (the “Registration Statement”), and the related prospectus, dated July 9, 2025, included in the Registration Statement at the time it originally became effective (such prospectus, together with the Prospectus Supplement, the “Prospectus”). Datavault filed the Prospectus Supplement for the purpose of registering the issuance of (i) the Warrants to purchase up to 9,723,244 shares of Common Stock and (ii) up to 9,723,244 Warrant Shares issuable upon exercise of the Warrants. The legal opinion and consent of Paul Hastings LLP addressing the validity of the Warrants and the Warrant Shares are filed as Exhibit 5.1 and Exhibit 23.1, respectively, to this Current Report on Form 8-K and are incorporated into the Registration Statement and the Prospectus by reference.

In connection with the filing of the Prospectus Supplement, the Company will reduce the maximum aggregate amount of shares that it will sell pursuant to that certain Equity Distribution Agreement, dated July 21, 2025, by and between the Company and Maxim Group LLC, as sales agent, from $50,000,000 to $33,383,781, to accommodate the issuance of the Warrants and the Warrant Shares under the Registration Statement.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
4.1	Form of Warrant.
5.1	Opinion of Paul Hastings LLP.
23.1	Consent of Paul Hastings LLP (included in Exhibit 5.1).
104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 27, 2026	DATAVAULT AI INC.

	By:	/s/ Nathaniel Bradley
		Name:	Nathaniel Bradley
		Title:	Chief Executive Officer